                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): APRIL 24, 2001
                                                          --------------




                             UNITED AUTO GROUP, INC.
                             -----------------------
             (Exact Name of Registrant as Specified in its Charter)






                   DELAWARE                                    1-12297                                22-3086739
                   --------                                    -------                                ----------
(State or Other Jurisdiction of Incorporation)         (Commission File Number)          (IRS Employer Identification Number)



            13400 OUTER DRIVE WEST                                                                       48239
            ----------------------                                                                       -----
                  DETROIT, MI                                                                     (Including Zip Code)
                  -----------
        (Address of Principal Executive
                   Offices)






                                  313-592-7311
                                  ------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated April 24, 2001.

ITEM 9. REGULATION FD DISCLOSURE

On April 24, 2001, United Auto Group, Inc. issued a press release announcing that Marshall S. Cogan has resigned from its Board of Directors. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2001                   UNITED AUTO GROUP, INC.


                                        By: /s/ Robert H. Kurnick, Jr.
                                            ------------------------------------
                                                ROBERT H. KURNICK, JR.
                                        Its:    EXECUTIVE VICE PRESIDENT

                                  EXHIBIT INDEX


   EXHIBIT            DESCRIPTION OF EXHIBIT                   SEQUENTIAL PAGE
   NUMBER                                                          NUMBER

EXHIBIT 99.1          Press Release of United
                      Auto Group, Inc., dated
                      April 24, 2001